UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2020

PHI GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	001-38255	90-0114535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2323 Main Street Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 475-5430

5348 Vegas Drive, #237, Las Vegas, NV 89108
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHIL	OTC Markets

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

a. Effective on April 28, 2020, the independent accountant who was previously engaged as the principal accountant to audit the Registrant’s financial statements, DylanFloyd Accounting & Consulting, submitted a letter of resignation as auditor for the Registrant. This accountant’s reports on the financial statements for the fiscal year ended June 30, 2018 and the reviews on the financial statements for the quarters ended September 30, 2018, December 31, 2018 and March 31, 2019 neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern uncertainty. This account’s decision to resign as auditor for the Registrant was based upon scheduling conflict and its resources and not based upon any issues related to the Registrant’s audit. During the Registrant’s fiscal year ended June 30, 2018 and any subsequent interim periods preceding such resignation, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to DylanFloyd Accounting & Consulting’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registration’s financial statements. In addition, there were no “reportable events,” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, that occurred within the Registrant’s fiscal year ended June 30, 2018 and the subsequent interim period preceding the former accountant’s resignation.

The Registrant filed Form 8-K with the Securities and Exchange Commission with respect to DylanFloyd Accounting & Consulting’s resignation on May 07, 2020.

b. Effective on September 09, 2020, the accounting firm of M.S Madhava Rao, a PCAOB-registered firm, was engaged to serve as the new independent principal accountant to audit the Registrant’s financial statements for the fiscal year ended June 30, 2019 and to perform interim reviews of the Registrant’s unaudited quarterly financial information for the periods ending September 30, 2019, December 31, 2019 and March 31, 2020. During the Registrant’s two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that M.S. Madhava Rao concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter of Resignation from DylanFloyd Accounting & Consulting.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHI GROUP, INC.

/s/ Henry Fahman
Henry Fahman, Chief Executive Officer
Date: September 30, 2020